UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): DECEMBER 09, 2004

                              TREND MINING COMPANY
               (Exact Name of Registrant as Specified in Charter)

                           DELAWARE 0-31159 81-0304651
           (State or Other Jurisdiction (Commission (I.R.S. Employer
               of Incorporation) File Number) Identification No.)

             301 CENTRAL AVE. #384 Hilton Head, South Carolina 29926
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (843) 842-4048

                           SILVER TREND MINING COMPANY
           Former Name or Former Address if Changed Since Last Report

ITEM 5. OTHER EVENTS

     On December 9, 2004, Trend Mining Company (the "Company") announced that it had successfully completed a secured convertible debt financing in the amount of $2.0 million. As of the date of the release, $250,000 had been received with the balance of $1.75 million expected to close within ten days of the news release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

         99.2 Press release dated December 09, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TREND MINING COMPANY
                                           (Registrant)

Date: December 09, 2004                    By: /s/ John P. Ryan
                                           -----------------------------------
                                           John P. Ryan
                                           Vice President and Chief Financial
                                           Officer, Secretary and Treasurer